Intangible assets	12 Months Ended
Dec. 31, 2018
Intangible Assets And Goodwill [Abstract]
Intangible assets
15.	Intangible assets

	Goodwill	Brand, trademarks & domain names	Customer relationships	Development costs	Total
Cost
At December 31, 2016	25,503	3,555	1,030	17,785	47,873
Additions	10,073	3,046	1,178	18,997	33,294
Transfers	-	139	-	(139)	-
Foreign exchange movements	2,873	549	176	2,294	5,892
At December 31, 2017	38,449	7,289	2,384	38,937	87,059
Additions	-	-	-	50,978	50,978
Transfers	-	-	-	166	166
Foreign exchange movements	(2,406)	(443)	(145)	(4,602)	(7,596)
At December 31, 2018	36,043	6,846	2,239	85,479	130,607
Accumulated amortization
At December 31, 2016	-	(689)	(256)	(3,985)	(4,930)
Amortization for year	-	(745)	(272)	(6,315)	(7,332)
Transfers	-	(67)	-	67	-
Foreign exchange movements	-	(103)	(37)	(616)	(756)
At December 31, 2017	-	(1,604)	(565)	(10,849)	(13,018)
Amortization for year	-	(459)	(1,057)	(14,683)	(16,199)
Transfers	-	-	-	-	-
Foreign exchange movements	-	123	96	1,736	1,955
At December 31, 2018	-	(1,940)	(1,526)	(23,796)	(27,262)
Net book value
At December 31, 2017	38,449	5,685	1,819	28,088	74,041
At December 31, 2018	36,043	4,906	713	61,683	103,345

Included within development costs is $205,000 (2017: $666,000) of assets that are under the course of construction. Amortization of this will commence once they have been brought into use.

Development costs relate to capitalized development expenses relating to development of internal software and developments of the Farfetch websites.

Additions to goodwill, brands, trademarks & domain names and customer relationships in 2017 arose due to business combinations. See note 5.

Amortization for all intangible assets is all recorded in selling, general and administrative expenses.

Goodwill reflects the amount of consideration in excess of the fair value of net assets of business combinations. The Group tests goodwill annually for impairment, or more frequently if there are indications that goodwill might be impaired. Goodwill has been allocated to the following CGUs. For details regarding additions to goodwill refer to note 5.

	2017	2018
CGU*
Marketplace	17,916	16,368
Browns – Platform	20,533	19,675
	38,449	36,043

*	Only two of the Group’s CGUs have goodwill allocated.

The recoverable amounts of the CGUs are determined from value in use calculations. The key assumptions for the value in use calculations are those regarding the discount rates, growth rates and expected changes to selling prices and direct costs during the period. Management estimates discount rates using pre-tax rates that reflect current market assessments of the time value of money and the risks specific to the CGUs and the group of units. The growth rates are based on industry growth forecasts.

The Group prepares cash flow forecasts derived from the most recent financial budgets approved by management for the next five years.

The key assumptions for the value in use calculations are the long term growth rate applied to year five onwards and the discount rates. The Group extrapolates the cash flows in the fifth year based on an estimated growth rate of 2% (2017: 2%). This rate does not exceed the average long-term growth rate for the relevant markets. The pre-tax rate used to discount the forecast cash flows ranges from 9.7% to 11.8% (2017: 10.9% to 12.3%). The pre-tax discount rate applied is derived from a market participant’s weighted average cost of capital. The assumptions used in the calculation of the Group’s weighted average cost of capital are benchmarked to externally available data.

Management has performed sensitivities on key assumptions and based upon these believe that there are no reasonably possible changes that could create an impairment.